Fees Summary	Aug. 22, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,117.63
Total Transaction Valuation	7,300,000.00
Total Offset Amount	0.00
Net Fee	$ 1,117.63